EXHIBIT 10.3
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                               GUARANTY AGREEMENT


                                      from


                           DOLLAR GENERAL CORPORATION

                            Dated as of June 11, 1999

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                                TABLE OF CONTENTS

SECTION 1.        Guaranty...............................................1

SECTION 2.        Bankruptcy.............................................2

SECTION 3.        Right of Set-Off.......................................2

SECTION 4.        Continuing Guaranty....................................2

SECTION 5.        Reinstatement..........................................2

SECTION 6.        Certain Actions........................................3

SECTION 7.        Application............................................3

SECTION 8.        Waiver.................................................3

SECTION 9.        Assignment.............................................3

SECTION 10.       Miscellaneous..........................................3



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                                    GUARANTY
                                    --------


          THIS GUARANTY AGREEMENT, dated as of June 11, 1999 (as amended, supplemented or otherwise modified, this "Guaranty"), is made by Dollar General Corporation, a Tennessee corporation ("Dollar" or the "Guarantor").


                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Dollar, as a Lessee and Guarantor, Atlantic Financial Group, Ltd. as Lessor, certain Subsidiaries of Dollar, as Lessees, Three Pillars Funding Corporation, as Lender, the financial institutions parties thereto as Liquidity Banks, SunTrust Bank, Nashville, N.A., as Agent, and SunTrust Equitable Securities Corporation, as Administrator have entered into that certain Master Agreement, dated as of June 11, 1999 (as it may be modified, amended or restated from time to time as and to the extent permitted thereby, the "Master Agreement"; and, unless otherwise defined herein, terms which are defined or defined by reference in the Master Agreement (including Appendix A thereto) shall have the same meanings when used herein as such terms have therein); and

          WHEREAS,   it  is  a  condition   precedent  to  the  Funding  Parties
consummating the transactions to be consummated on each Closing Date that the Guarantor execute and deliver this Guaranty; and

          WHEREAS, it is in the best interests of the Guarantor that the transactions contemplated by the Master Agreement be consummated on each Closing Date; and

          WHEREAS, this Guaranty, and the execution, delivery and performance hereof, have been duly authorized by all necessary corporate action of the Guarantor; and

          WHEREAS, this Guaranty is offered by the Guarantor as an inducement to the Funding Parties to consummate the transactions contemplated in the Master Agreement, which transactions, if consummated, will be of benefit to the Guarantor;

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Guarantor, the Guarantor hereby agrees as follows:

          SECTION 1. Guaranty. The Guarantor hereby unconditionally guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, and the full and prompt performance, of all of the Liabilities (as hereinafter defined), including interest and earnings on any such Liabilities whether accruing before or after any bankruptcy or insolvency case or proceeding involving Guarantor, any Lessee or any other Person and, if interest or earnings on any portion of such obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, including such interest and yield as would have accrued on any such portion of such obligations if such case or proceeding had not commenced, and further agrees to pay all reasonable expenses (including reasonable attorneys' fees and legal expenses) actually paid or incurred by each of the Funding Parties in endeavoring to collect the Liabilities, or any part thereof, and in enforcing

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this Guaranty.  The term  "Liabilities",  as used herein,  shall mean all of the following, in each case howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due: (i) all amounts payable by the Lessees under the Lease (including, without limitation, Basic Rent, Supplemental Rent and Recourse Deficiency Amounts), the Master Agreement (including the facility fee) or any other Operative Document, and (ii) all principal of the Notes and interest accrued thereon, accrued Yield and all additional amounts and other sums at any time due and owing, and required to be paid, to the Funding Parties under the terms of the Master Agreement, the Loan Agreement, the Assignments of Lease and Rents, the Mortgages, the Notes or any other Operative Document;

provided, however, that, notwithstanding anything to the contrary contained herein, (i) the Guarantor will not be obligated under any circumstances to pay under this Guaranty, and the term "Liabilities" shall not include, any amounts greater than the Lessees would have had to pay, under the Lease, the Master Agreement, the Construction Agency Agreement and the other Operative Documents, assuming that such documents were enforced in accordance with their terms (and without giving effect to any discharge or limitation thereon resulting or arising by reason of the bankruptcy or insolvency of any Lessee), plus all reasonable costs actually incurred in enforcing this Guaranty and (ii) during the Construction Term for a Construction Land Interest, only the Lessor shall be a beneficiary under this Guaranty with respect to such Construction Land Interest. As an illustration of the foregoing proviso, if the Lessees have properly exercised the Remarketing Option under the Lease, Guarantor will only be obligated to pay the amounts due pursuant to Section 14.6 of the Lease, plus the reasonable costs actually incurred, if any, in enforcing this Guaranty.

          By way of extension and not in limitation of any of its other obligations hereunder, but subject to the immediately preceding sentence, the Guarantor stipulates and agrees that in the event any foreclosure proceedings are commenced and result in the entering of a foreclosure judgment, any such foreclosure judgment, to the extent related to the Liabilities, shall be treated as part of the Liabilities, and the Guarantor unconditionally guarantees the full and prompt payment of such judgment.

          SECTION 2. Bankruptcy. The Guarantor agrees that, in the event of the dissolution, bankruptcy or insolvency of the Guarantor, or the inability or failure of the Guarantor generally to pay debts as they become due, or an assignment by the Guarantor for the benefit of creditors, or the commencement of any case or proceeding in respect of the Guarantor under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, the Guarantor will pay to the Funding Parties forthwith the full amount which would be payable hereunder by the Guarantor if all Liabilities were then due and payable.

          SECTION 3. Right of Set-Off. To secure all obligations of the Guarantor hereunder, each Funding Party, each Liquidity Bank and the Agent shall have a right to set-off, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable by the Guarantor hereunder against any and all balances, credits, deposits, accounts or moneys of or in the Guarantor's name now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, any Funding Party, the Agent, any Liquidity Bank or any agent or bailee for any Funding Party, and apply any such amounts toward the payment of the Liabilities then due in such order as in accordance with the Operative Documents.

          SECTION 4. Continuing Guaranty. This Guaranty shall in all respects be a continuing, absolute and unconditional guaranty of prompt and, subject to the limitations contained herein, complete payment and performance (and not merely of collection), and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of the Guarantor) until the termination of the Commitments and the full and final payment of all of the Liabilities.

          SECTION 5. Reinstatement. The Guarantor further agrees that, if at any time all or any part of any payment theretofore applied to any of the Liabilities is or must be rescinded or returned for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Guarantor or any Lessee), such Liabilities shall, for the purposes of this

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Guaranty,  to the extent that such  payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application had not been made.

          SECTION 6. Certain Actions. The Funding Parties may, from time to time at their discretion and, except as expressly provided for under the Operative Documents, without notice to the Guarantor, take any or all of the following actions: (a) retain or obtain (i) a security interest in any Lessee's interests in the Lease and (ii) a lien or a security interest hereafter granted by any Person upon or in any property, in each case to secure any of the Liabilities or any obligation hereunder; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantor, with respect to any of the Liabilities; (c) extend or renew for one or more periods (regardless of whether longer than the original period), or release or compromise any obligation of the Guarantor hereunder or any obligation of any nature of any other obligor (including, without limitation, the Lessor and any Lessee) with respect to any of the Liabilities; (d) release or fail to perfect its Lien upon or security interest in, or impair, surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (regardless of whether longer than the original period) or release or compromise any obligations of any nature of any obligor with respect to any such property; and (e) resort to the Guarantor for payment of any of the Liabilities, regardless of whether the Agent or any other Person shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities (all of the actions referred to in this clause (e) being hereby expressly waived by the Guarantor to the extent permitted by law).

          SECTION 7. Application. Any amounts received by any Funding Party from whatever source on account of the Liabilities shall be applied by it toward the payment of such of the Liabilities, and in such order of application, as is set forth in the Operative Documents.

          SECTION 8. Waiver. Subject in each event to the notice, if any, otherwise expressly required under the Operative Documents, the Guarantor hereby expressly waives: (a) notice of the acceptance of this Guaranty; (b) notice of the existence or creation or non-payment of all or any of the Liabilities; (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever; and (d) except as provided to the contrary in the Operative Documents, all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

          SECTION 9. Assignment. Subject to Section 6 of the Master Agreement, each Funding Party may, from time to time, whether before or after any discontinuance of this Guaranty, at its sole discretion and without notice to the Guarantor, assign or transfer any or all of its portion of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every such immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of such assignee's or transferee's interest in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were such Funding Party.

          SECTION 10. Miscellaneous. No delay in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon any Funding Party except as expressly set forth in a writing duly signed and delivered on its behalf. No action permitted hereunder shall in any way affect or impair any Funding Party's rights or the Guarantor's obligations under this Guaranty. For the purposes of

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this Guaranty, Liabilities shall include all of the obligations described in the definition thereof, notwithstanding any right or power of any Lessee or the Lessor or anyone else to assert any claim or defense (other than final payment) as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the Guarantor hereunder. The Guarantor's obligations under this Guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever which might constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby acknowledges that there are no conditions to the effectiveness of this Guaranty which have not been satisfied as of the date hereof.

          This Guaranty shall be binding upon the Guarantor and upon the Guarantor's successors and permitted assigns; and all references herein to the Guarantor shall be deemed to include any successor or successors, whether immediate or remote, to such Person; provided that the Guarantor shall not assign, other than by operation of law, its obligations hereunder without the prior written consent of the Funding Parties.

          Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Guaranty shall be prohibited by or invalid thereunder, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

          The Guarantor: (a) submits for itself and its property in any legal action or proceeding relating to this Guaranty, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of Tennessee sitting in Davidson County, Tennessee, the courts of the United States of America for the Middle District of Tennessee, and appellate courts from any thereof; (b) consents that any such action or proceedings may be brought to such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that service of process in any such action or proceeding may be effected by delivering a copy thereof to it at its address set forth below or at such other address of which the other parties to the Master Agreement shall have been notified pursuant to Section 8.2 of the Master Agreement; and (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right of the Funding Parties to sue in any other jurisdiction.

          All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by this Guaranty shall be in writing and shall be deemed to have been duly given when addressed to the appropriate Person and delivered in the manner specified in
Section 8.2 of the Master Agreement.

          THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TENNESSEE, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

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          IN WITNESS  WHEREOF,  the  Guarantor  has caused  this  Guaranty to be executed and delivered as of the date first above written.



                                          DOLLAR GENERAL CORPORATION



                                          By:_____________________________
                                          Name Printed:
                                          Title:



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